Deferred IPO Costs	6 Months Ended
Apr. 30, 2025
Deferred IPO Costs [Abstract]
DEFERRED IPO COSTS
9.	DEFERRED IPO COSTS

Pursuant to ASC 340-10-S99-1, initial public offerings (IPO) costs directly attributable to an offering of equity securities are deferred and would be charged against the gross proceeds of the offering as a reduction of additional paid-in capital. These costs include legal fees related to the registration drafting and counsel, consulting fees related to the registration preparation, the SEC filing and print related costs. As of April 30, 2025, the Company had conclude its IPO, and the accumulated deferred IPO costs of $1,964,715 was fully charge against the proceeds of the offering as a reduction of the Company's additional paid-in capital.